THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [Insert Date].

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE (THE “EXCHANGE”) AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [Insert Date].

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	CounterPath Corporation (the “Company”)
                                Suite 300, One Bentall Centre, 505 Burrard Street
                                Vancouver, British Columbia, Canada  V7X 1M3

PURCHASE OF CONVERTIBLE DEBENTURES

1.	Subscription

1.1                      On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase unsecured convertible debentures in the aggregate principal amount of $__________________ (the “Debentures”), in the form attached hereto as Schedule “A” (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of $____________________ (the “Aggregate Subscription Proceeds”) on the basis of the representations and warranties and subject to the terms and conditions set forth herein and in the Debentures.

1.2                      The principal amount of the Debentures and any accrued interest thereon will be convertible from time to time into common shares of the Company (the “Conversion Shares”) at a conversion price per Conversion Share equal to the Market Price (as defined in TSX Venture Exchange (the “Exchange”) Policy 1.1) of the Company’s common shares on the date on which the Company reserves the conversion price in accordance with the policies of the Exchange.  The Debentures and the Conversion Shares are referred to herein as the “Securities”.

1.3                      On the basis of the representations and warranties and subject to the terms and conditions set forth herein, including the approval of this Subscription by the Exchange, the Company hereby agrees to sell and issue the Debentures to the Subscriber.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.4                      Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of Canada.

2.	Payment

2.1                      The Aggregate Subscription Proceeds shall be paid to the Company by the Subscriber as follows:

(a)	an initial payment of $______________ (the “First Tranche”) shall be paid by the Subscriber to the Company on or before _____________ (the “Closing Date”); and

(b)	a second payment of $_____________ (the “Second Tranche”) shall be paid by the Subscriber to the Company on or before __________________.

2.2                      The Company and the Subscriber acknowledge and agree that the obligation of the Subscriber to purchase the Debentures from the Company is binding upon the Subscriber, however, the Company, in its sole option, may elect not to proceed with the completion of the sale of a Debenture for the Second Tranche by providing written notice of such election to the Subscriber on or before _______________.  In the event that the Company does not proceed with the completion of the sale of a Debenture for the Second Tranche, the principal amount of the Debenture will be $_________________.

2.3                      Each of the proceeds for (the “Subscription Proceeds”) for the First Tranche and the Second Tranche shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, and made payable and delivered to the Company.  Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request.  If the Subscription Proceeds are wired to the Company’s lawyers, the Subscriber authorizes such lawyers to immediately deliver the Subscription Proceeds to the Company upon receipt of the Subscription Proceeds from the Subscriber.

2.4                      The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, at any time before the Closing Date, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

3.	Documents Required from Subscriber

3.1                      The Subscriber must complete, sign and return to the Company the following documents:

(a)	two (2) executed copies of this Subscription Agreement;

(b)	if the Subscriber is investing less than CDN$150,000, an Investor Questionnaire (the “Questionnaire”) attached as Exhibit C hereto; and

(c)	if the Subscriber is not an individual and does not have a current Corporate Placee Registration Form on file with the Exchange, the Corporate Placee Registration Form attached as Exhibit D hereto.

3.2                      The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.3                      Both parties to this Subscription Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Company and Clark Wilson LLP have given him the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.	Conditions and Closing

4.1                      Closing of the offering (the “Offering”) of the Debentures shall occur on the Closing Date.

4.2                      The Subscriber acknowledges that certificates representing the Debentures will be available for delivery upon closing of each of the First Tranche and the Second Tranche provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Subscription Agreement.

5.	Acknowledgements and Agreements of Subscriber

5.1                      The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)
by completing the Questionnaire, if applicable, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 adopted by the British Columbia Securities Commission (the “BCSC”);

(d)
the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the “SEC”) and Canadian securities commissions in compliance, or intended compliance, with applicable securities legislation;

(e)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(g)
all of the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(h)
the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Questionnaire;

(i)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(k)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(l)
in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell in Canada any of the Securities under the Securities Act (British Columbia) (the “BC Act”) and National Instrument 45-102 Resale of Securities adopted by the BCSC;

(m)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)
neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities and no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any other commissions or securities regulatory authorities;

(o)	there is no government or other insurance covering any of the Securities;

(p)
the Company will refuse to register the transfer any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable securities laws;

(q)
the Subscriber has not purchased the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(s)
this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6.	Representations, Warranties and Covenants of the Subscriber

6.1                      The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person and the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(b)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(c)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)
the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

(iv)	the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Company, deliver to the Company and the Agent a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(d)
it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Subscription Agreement;

(h)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(j)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(k)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(m)
the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(n)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(o)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(p)
the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(q)
the Subscriber acknowledges that it has not purchased the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(s)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(t)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system other than the Exchange; and

(u)
the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement:

(i)	a fully completed and executed Questionnaire, if applicable, in the form attached hereto as Exhibit C, and

(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2                      In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

7.	Present Ownership of Securities

7.1                      The Subscriber either [check appropriate box]:

☐	does not own directly or indirectly, or exercise control or direction over, any common shares of the Company or securities convertible into common shares of the Company; or

☐
owns directly or indirectly, or exercises control or direction over, ____________ common shares of the Company and convertible securities entitling the holder thereof to acquire an additional ____________ common shares of the Company.

8.	Insider Status

8.1                      The Subscriber either [check appropriate box]:

☐	is an “Insider” of the Company as defined in the BC Act, namely: “Insider” means:

(i)	a director or senior officer of the Company;

(ii)	a director or senior officer of a person that is itself an insider or subsidiary of the Company;

(iii)	a person that has:

A.	direct or indirect beneficial ownership of;

B.	control or direction over; or

C.	a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or

     ☐      is not an Insider of the Company.

9.                             Member of “Pro Group”

9.1                      The Subscriber either [check appropriate box]:

☐	is a Member of the “Pro Group” as defined in the policies of the Exchange, namely: “Pro Group” means:

(i)	Subject to subparagraphs (ii), (iii) and (iv) below, “Pro Group” shall include, either individually or as a group:

A.	the member (i.e. a member of the Exchange under the Exchange requirements);

B.	employees of the member;

C.	partners, officers and directors of the member;

D.	affiliates of the member; and

E.	associates of any parties referred to in subparagraphs (i) through (iv).

(ii)
The Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm’s length of the member.

(iii)
The Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm’s length of the member.

(iv)	The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (i) to be excluded from the Pro Group where the member determines that:

A.	the person is an affiliate or associate of the member acting at arm’s length of the member;

B.	the associate or affiliate has a separate corporate and reporting structure;

C.	there are sufficient controls on information flowing between the member and the associate or affiliate; and

D.	the member maintains a list of such excluded persons; or

(b)	☐	is not a member of the Pro Group.

10.	Conditional upon Exchange Acceptance

10.1                      Without limitation, this Subscription and the transactions contemplated hereby are conditional upon and subject to the Company receiving acceptance from the Exchange of the Offering and the transactions contemplated hereby.

11.	Representations and Warranties will be Relied Upon by the Company

11.1                      The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Debentures under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of certificates representing the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at each date of acceptance of such certificates with the same force and effect as if they had been made by the Subscriber on such date and that they will survive the purchase by the Subscriber of the Debentures and the acquisition by the Subscriber of the Conversion Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

12.	Acknowledgement and Waiver

12.1                      The Subscriber has acknowledged that the decision to purchase the Debentures was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

13.	Legending and Registration of Subject Securities

13.1                      The Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement such legend to be substantially as follows:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS DEBENTURE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [Insert Date].

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [Insert Date].”

13.2                      The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

14.	Collection of Personal Information

14.1           The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, including the Exchange, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), and (e) any of the other parties involved in the issuance of the Securities, including legal counsel, and may be included in record books in connection with the issuance of the Securities.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing the Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

14.2                      Furthermore, the Subscriber is hereby notified that:

(a)
the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities;

(b)	such information is being collected indirectly by the provincial securities commission under the authority granted to it in securities legislation; and

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Canada.

15.	Consent

15.1                      By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser on whose behalf the Subscriber is acting) acknowledges and expressly consents to:

(a)	the disclosure of Personal Information by the Company to the Exchange (as described in Exchange Appendix 6A, a copy of which is attached as Exhibit B hereto) pursuant to Form 4B; and

(b)	the collection, use and disclosure of personal information by the Exchange for the purposes described in Appendix 6A or as otherwise identified by the Exchange, from time to time.

For the purposes of this Section 15, “Personal Information” means any information about the Subscriber, and includes information contained in Part II Items 8, 9, 10 and Part IV Item 3(a), as applicable, of Form 4B, and “Form 4B” means Exchange Form 4B entitled Private Placement Notice Form.

16.	Costs

16.1                      The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Debentures shall be borne by the Subscriber.

17.	Governing Law

17.1                      All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without regard to the principles of conflicts of law thereof.

18.	Survival

18.1                      This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Debentures by the Subscriber pursuant hereto.

19.	Assignment

19.1                      This Subscription Agreement is not transferable or assignable.

20.	Severability

20.1                      The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

21.	Entire Agreement

21.1                      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Debentures and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

22.	Notices

22.1                      Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Subscriber, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, British Columbia V7X 1M3

Attention: Chief Financial Officer
Fax No. (604) 320-3399

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia V6C 3H1

Attention: Virgil Z. Hlus
Fax:  (604) 687-6314

23.	Counterparts and Electronic Means

23.1                      This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

_____________________________________________
(Name of Subscriber – Please type or print)

_____________________________________________
(Signature and, if applicable, Office)

_____________________________________________
(Address of Subscriber)

_____________________________________________
(City, State or Province, Postal Code of Subscriber)

_____________________________________________
(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the purchase of the Debentures is hereby accepted by CounterPath Corporation.

DATED at Vancouver, British Columbia, the _______ day of ____________________, 2010.

COUNTERPATH CORPORATION

Per:           ______________________________________
Authorized Signatory

EXHIBIT A

FORM OF DEBENTURE

THE SECURITY REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NEITHER THE SECURITY REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE SHALL NOT TRADE SUCH SECURITIES BEFORE [Insert date].

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE (THE “EXCHANGE”) AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITY REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [insert date].

Issue Date:  [Insert date]

Conversion Price (subject to adjustment as contemplated herein):                                                                                                           US$________

 US$__________________________

UNSECURED CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, COUNTERPATH CORPORATION (the “Company”) promises to pay to _____________________________________ or its registered assigns (the “Holder”), the principal sum of _______________________________________________________ Dollars ($_________________) in lawful currency of the United States of America (the “Principal Amount”) on or before _________________________ (the “Maturity Date”), subject to the terms and conditions hereof.  This Debenture shall bear interest calculated per annum at the Prime Bank Rate (as defined herein), adjusted immediately without notice on each change of the Prime Bank Rate. The Company may prepay any portion of the Principal Amount without the prior written consent of the Holder subject, however, to the provisions of Section 4 below.

This Debenture is subject to the following additional terms and conditions:

1.	Definitions

1.1
For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)
“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in Canada or a day on which banking institutions in the Province of British Columbia are authorized or required by law or other government action to close;

(b)	“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such Common Stock may hereafter have been reclassified or changed;

(c)	“Conversion Date” has the meaning set forth in subsection 5.2 hereof;

(d)
“Conversion Price” means $__________, being the Market Price (as defined in Exchange Policy 1.1) per share of Common Stock on the date on which the Company reserved the conversion price in accordance with the policies of the Exchange;

(e)	“Conversion Share” means a share of Common Stock to be issued upon conversion, from time-to-time, of any portion of the Principal Amount and accrued interest thereon;

(f)	“Debenture” means this unsecured convertible debenture;

(g)	“Exchange” means the TSX Venture Exchange;

(h)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(i)	“Exchange Policy 1.1” means Policy 1.1 – Interpretation of the Exchange;

(j)	“Issue Date” means ____________________;

(k)	“Maturity Date” means _____________________;

(l)	“Person” means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof;

(m)
“Prime Bank Rate” means the commercial lending rate of interest expressed as an annual rate quoted or published by the Bank of Montreal as the reference rate of interest from time to time (commonly known as “prime”) for the purpose of determining the rate of interest that it charges to its commercial customers for loans in Canadian funds;

(n)	“Principal Amount” means the principal amount as may be due and owing by the Company to the Holder from time to time under this Debenture;

(o)
“Subscription Agreement” means the Subscription Agreement, dated as of ____________________, to which the Company and the Holder are parties and pursuant to which the Holder agreed to purchase this Debenture; and

(p)
“Trading Day” means a day on which the shares of Common Stock are traded on the Exchange or other trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

1.2	Unless otherwise provided, all dollar amounts referred to in this Debenture are in lawful money of the Unite States.

2.	Subscription Agreement

2.1
This Debenture has been issued pursuant to the Subscription Agreement, is subject in all respects to the terms of the Subscription Agreement, and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Debenture.  This Debenture may not be transferred or exchanged without the prior written consent of the Company and may be transferred or exchanged only in compliance with applicable securities laws and regulations.

3.	Interest and Usury; Senior Debt

3.1
The Principal Amount outstanding from time to time shall bear interest both before and after maturity, default and judgment from and including the Issue Date to the date of repayment in full at the Prime Bank Rate, adjusted immediately without notice on each change of the Prime Bank Rate.  Such interest will be calculated monthly, not in advance, on the basis of a year of 365 days and payable within ten (10) days of the end of each month, commencing with the first full month that ends subsequent to the Issue Date. The Company may pay accrued and unpaid interest in Canadian dollars calculated as the Canadian dollar equivalent to the U.S. dollar monthly interest payment, calculated on the last day of the applicable month at the noon Canadian – U.S. dollar exchange rate as reported by the Bank of Canada.  Interest on overdue interest shall be calculated at the same rate and is payable on demand.

3.2
If it shall be found that any amount deemed to be interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal Amount of this Debenture or accrued interest thereon as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power of the Holder as though no such law has been enacted.

3.3	The Company covenants that it will obtain the written approval of the Holder prior to incurring any debt which ranks in priority with respect to repayment to this Debenture.

4.	Prepayment

4.1
The Company shall have the right to prepay all or any part of sums due under this Debenture at any time and from time to time, upon the Company giving to the Holder at least 30 calendar days prior written notice of the Company’s intent to make a prepayment (a “Prepayment Notice”), as follows:

(a)	on or before ____________________, the Company shall pay105% of the Principal Amount or any portion thereof together with accrued and unpaid interest on such amount to be repaid; and

(b)	from ____________________ to ____________________, the Company shall pay 102.5% of the Principal Amount or any portion thereof together with accrued and unpaid interest on such amount to be repaid.

4.2
The prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable.  The mailing of such cheque from the Company's registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received.  Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the prepayment be paid to the

Holder only upon presentation and surrender at the registered office of the Company or at any other place or places in British Columbia designated by the Prepayment Notice.  If only a part of the Debenture is to be prepaid, a new certificate for the balance shall be issued at the expense of the Company.

4.3
At any time after a Prepayment Notice is given, the Company shall have the right to deposit the amount of the prepayment with any chartered bank or banks or with any trust company or trust companies in British Columbia named for such purpose in the Prepayment Notice to the credit of a special account or accounts in trust for Holder, to be paid to it upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the Debenture.  Upon such deposit or deposits being made or upon the prepayment date, whichever is later, the Debenture shall be and be deemed to be paid and the rights of the Holder shall be limited to receiving, without interest, the amount so deposited.  Any interest allowed on such deposit or deposits shall accrue to the Company.

5.	Conversion

5.1
At any time after the Issue Date until the Maturity Date, and provided that this Debenture is then outstanding, the Principal Amount then outstanding and any accrued interest thereon may be converted into Conversion Shares at the option of the Holder, in whole or in part, at any time and from time to time.  The Holder shall convert a minimum $100,000 of the Principal Amount for any conversion, unless there is less than $100,000 of the Principal Amount outstanding.

5.2
The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying the amount of the Principal Amount to be converted and the date on which such conversion is to be effected (a “Conversion Date”), which shall not be less than ten (10) days following the date of delivery of the Notice of Conversion.  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is ten (10) days following the date of delivery of the Notice of Conversion.  To effect conversions hereunder, the Holder shall not be required to physically surrender the Debenture to the Company unless the entire Principal Amount has been converted.

5.3
Conversions hereunder shall have the effect of lowering the outstanding Principal Amount in an amount equal to the applicable amount of the Principal Amount being converted.  The Holder and the Company shall maintain records showing the Principal Amount converted and the date of such conversions.  The Company shall deliver any objection to any Notice of Conversion within five (5) business days of receipt of such notice.  The Holder, by acceptance of this Debenture, acknowledges and agrees that following conversion of a portion of this Debenture, the unpaid and unconverted Principal Amount may be less than the amount stated on the face hereof.

5.4
The number of Conversion Shares issuable upon a conversion shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of the Principal Amount to be converted plus any  accrued but unpaid interest on such Principal Amount to be converted and (y) is the Conversion Price.

5.5
Not later than ten (10) Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares which shall bear such restrictive legends and trading restrictions as are required by applicable laws, representing the number of Conversion Shares being acquired.

5.6
If the Company shall at any time or from time to time while any Principal Amount is still outstanding, effect a subdivision or reverse stock split of the outstanding Common Stock, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a reverse stock split shall be proportionately increased.  Any adjustment under this subsection 5.6 shall become effective at the close of business on the date the subdivision or reverse stock split becomes effective.

5.7
If the Company at any time or from time to time while any Principal Amount is still outstanding, issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection 5.7 to reflect the actual payment of such dividend or distribution.

5.8
If the Company at any time or from time to time while any Principal Amount is still outstanding, issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Holder shall receive upon conversion hereof, in addition to the number of Conversion Shares receivable hereupon, the amount of securities of the Company or other property which the Holder would have received had this Debenture been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this subsection 5.8 with respect to the rights of the Holder or with respect to such other securities or other property by their terms.  As used herein, the term “other property” does not include cash.

5.9
If at any time or from time to time while any Principal Amount is still outstanding, the Conversion Shares issuable upon the conversion of this Debenture are changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Holder shall have the right thereafter to convert this Debenture into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Debenture could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

5.10
The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debenture, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such number of Conversion Shares as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Subscription Agreement) be issuable upon the conversion of the Principal Amount and accrued interest thereon.  The Company covenants that all Conversion Shares that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

5.11
Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of Conversion Shares, and the Holder shall be entitled to receive, in lieu of the final fraction of a Conversion Share, cash equal to the value of such fraction of a Conversion Share.

5.12
If at any time while this Debenture is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5) (in any such case, a “Fundamental Change”), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”).  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Change.  In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

(a)	this Debenture shall thereafter entitle the Holder to purchase the Alternate Consideration;

(b)
in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Debenture and the Subscription Agreement entered into in connection with the issuance of this Debenture; and

(c)
if registration or qualification is required under the Exchange Act or other applicable securities laws for the public resale by the Holder of shares of stock and other securities so issuable upon conversion of this Debenture, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

5.13
If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing.  At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new Debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such Debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this section and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

5.14
In each case of an adjustment or readjustment of the Conversion Price for the number of Conversion Shares issuable upon conversion of this Debenture, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder

6.	Events of Default

6.1	The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)
the Company failing to pay (i) when due any Principal Amount or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Debenture on the date due and such failure continuing for ten (10) days after written notice thereof is delivered to the Company;

(b)
the Company failing to observe or perform any other covenant or agreement contained in this Debenture or the Subscription Agreement which failure is not cured, if possible to cure, within thirty (30) calendar days after notice of such default is sent by the Holder to the Company;

(c)
any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing in connection with this Debenture or the Subscription Agreement being false, incorrect, incomplete or misleading in any material respect when made or furnished;

(d)
the Company (i) applying for or consenting to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) being unable, or admitting in writing its inability, to pay its debts generally as they mature, (iii) making a general assignment for the benefit of its or any of its creditors, (iv) being dissolved or liquidated in full or in part (v) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consenting to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) taking any action for the purpose of effecting any of the foregoing;

(e)
proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect being commenced and an order for relief entered or such proceeding is not dismissed or discharged within thirty (30) days of commencement;

(f)
one or more judgments for the payment of money in an amount in excess of One Million Dollars (US$1,000,000) in lawful money of the United States of America in the aggregate, outstanding at any one time, being rendered against the Company and the same remaining undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process being issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process is not released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

(g)
a “Change of Control” (as defined herein) occurs.  For the purposes of this subsection 6.1(g), a “Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

6.2
Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods (other than an Event of Default referred to in subsections 6.1(e) or 6.1(f) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.  Upon the occurrence or existence of any Event of Default described in subsections 6.1(e) or 6.1(f) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

7.	Notices

7.1
Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, British Columbia V7X 1M3

Attention: Chief Financial Officer
Fax No. (604) 320-3399

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia V6C 3H1

Attention: Virgil Z. Hlus
Fax:  (604) 687-6314

8.	Exchange or Replacement of Debenture

8.1
The Holder may, at its option, in person or by duly authorized attorney, surrender this Debenture for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Debenture in the same principal amount as the unpaid Principal Amount of this Debenture and bearing interest at the same annual rate as this Debenture, each such new Debenture to be dated as of the date of this Debenture and to be in such Principal Amount as remains unpaid and payable to such Holder.

8.2
Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Debenture and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Debenture, if mutilated, the Company will deliver a new Debenture of like tenor in lieu of this Debenture.  Any Debenture delivered in accordance with the provisions of this subsection 8.2 shall be dated as of the date of this Debenture.

9.	Governing Law

9.1
All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without regard to the principles of conflicts of law thereof.

10.	Waivers

10.1
The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Debenture.  No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Holder and then only to the extent set forth therein.

11.	Amendments.

11.1	Subject to the provisions of the Subscription Agreement, this Debenture may not be amended without the express written consent of both the Company and the Holder.

12.	Severability

12.1
If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

13.	Next Business Day

13.1	Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

14.	Time of the Essence

14.1	Time will be of the essence of this Debenture.

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

COUNTERPATH CORPORATION

Per:  ______________________________
        Authorized Signatory

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert principal and, if applicable, interest due under the Debenture of COUNTERPATH CORPORATION, a Nevada corporation (the “Company”), into Conversion Shares according to the terms and conditions of the Debenture, as of the date written below.  If Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.  Capitalized terms used herein and not otherwise defined shall have the meanings set out in the Debenture.

The undersigned agrees to comply with applicable securities laws in connection with any transfer of the aforesaid Conversion Shares.

Conversion Date:	____________________________________________________
Applicable Conversion Price:	$___________________________________________________
Amount to be converted:	$___________________________________________________
Number of Conversion Shares to be issued:	____________________________________________________
Principal Amount of Debenture unconverted: $	$___________________________________________________
Please issue the Conversion Shares in the following name and to the following address:	____________________________________________________ ____________________________________________________
____________________________________________________

Signature of the Holder:	____________________________________________________
Name:	____________________________________________________
Address:	____________________________________________________ ____________________________________________________
____________________________________________________
Phone Number:	____________________________________________________

EXHIBIT B

APPENDIX 6A
ACKNOWLEDGEMENT – PERSONAL INFORMATION

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as “the Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

•	to conduct background checks,
•	to verify the Personal Information that has been provided about each individual,
•	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant,
•	to consider the eligibility of the Issuer or Applicant to list on the Exchange,
•	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates,
•	to conduct enforcement proceedings, and
•
to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services.  In this regard, the Exchange may share the information with such third party service providers.

EXHIBIT C

INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”).  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.           the Subscriber is (tick one or more of the following boxes):
(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	☐
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐
(D)	a close personal friend of a director, executive officer, founder or control person of the Company	☐
(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐
(F)	an accredited investor	☐
(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	☐
(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	☐

2.	if the Subscriber has checked box B, C, D, E, G or H in paragraph 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary).

                 3.           if the Subscriber has ticked box F in Section 1 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐
(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐
(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

☐
(e) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(f) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (e);

☐
(g) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐
(h) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐
(i) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(j) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors; or

☐	(k) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of ______________________, 2010.

If an Individual:	If a Corporation, Partnership or Other Entity:
___________________________________ Signature ___________________________________ Print or Type Name	__________________________________ Print or Type Name of Entity __________________________________ Signature of Authorized Signatory __________________________________ Type of Entity

EXHIBIT D

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B.  The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates.  If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers.  If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: ____________________________________________________________________

(b)	Complete Address:___________________________________________________________

(c)	Jurisdiction of Incorporation or Creation:__________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? __________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada:

(Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)
it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)
it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*   If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.           Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ________________________________ on ____________________________________________

___________________________________________
(Name of Purchaser - please print)

___________________________________________
(Authorized Signature)

___________________________________________
(Official Capacity - please print)

___________________________________________
(Please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT